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                                                                 EXHIBIT 10.41 B


                      THE CIT GROUP/ BUSINESS CREDIT, INC.
                       300 South Grand Avenue, Third Floor
                          Los Angeles, California 90071

                                   Dated as of
                                  June 30, 2002

         Re: Amendment Number Five and Waiver re Financing Agreement


SIMULA, INC. AND SUBSIDIARIES
2700 North Central Avenue, Suite 1000
Phoenix, Arizona  85004

Gentlemen:

Reference is made to the Financing Agreement between The CIT Group/Business Credit, Inc. as lender thereunder (CITBC), and Simula, Inc. and its subsidiaries, as borrowers thereunder (collectively, the "Companies"), dated as of December 31, 1999, as the same may be amended from time to time (the "Financing Agreement"). Initially capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement.

The Companies have requested that CITBC waive compliance with and amend certain provisions of the Financing Agreement and CITBC has agreed to do so subject to the terms hereof.

Therefore, pursuant to mutual agreement, it is hereby agreed as follows:

I. WAIVER OF COMPLIANCE WITH FINANCIAL COVENANTS. With respect only to compliance as of the Fiscal Quarter ended June 30, 2002, CITBC hereby waives compliance with the financial covenants in Section 7, Paragraph 10, subparagraphs (b), (c), (e) and (f), as set forth below, but only to the extent of the breach of such covenants as set forth below.

      (b)The required minimum consolidated Fixed Charge Coverage Ratio of the Companies for the four consecutive Fiscal Quarter period ended June 30, 2002, of not less than 1.25:1.00, as compared to the actual realized ratio of 1.20:1.00.

      (c)On a cumulative basis, at the end of the Fiscal Quarter ended June 30, 2002, for the prior four Fiscal Quarter period then ended, the required minimum consolidated EBITDA of at least $14,500,000, as compared to the actual realized amount of $14,063,418.

      (e)At the end of the Fiscal Quarter ended June 30k, 2002, for the prior four Fiscal Quarter period then ended, the required minimum ratio of Indebtedness to EBITDA, on a consolidated basis, of not more than 4.80:1.00, as compared to the actual realized ratio of 5.22:1.00.

      (f)Maintain, at the end of the Fiscal Quarter ended June 30, 2002, for the prior four Fiscal Quarter period then ended, the required minimum Interest Coverage Ratio of at least 2.05:1.00, as compared to the actual realized ratio of 1.91:1.00.

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II.  AMENDMENT TO ADD DEFINITION OF ASD CAPITAL EXPENDITURES. Section 1 of the
     Financing Agreement is hereby amended to add the following:

      ASD CAPITAL EXPENDITURES shall mean Capital Expenditures made by the Companies in connection with the operation of Simula Automotive Safety Devices, Inc. and/or Simula Automotive Safety Devices, Ltd.

III. AMENDMENT TO ADD DEFINITION OF ASD CAPITAL LEASE OBLIGATIONS. Section 1 of the Financing Agreement is hereby amended to add the following:

      ASD CAPITALIZED LEASE OBLIGATIONS shall mean capitalized lease obligations incurred by the Companies in connection with the operation of Simula Automotive Safety Devices, Inc. and/or Simula Automotive Safety Devices, Ltd.

IV.  AMENDMENT TO DEFINITION OF EBITDA. THE DEFINITION OF EBITDA SET FORTH IN
     SECTION 1 OF THE FINANCING AGREEMENT IS HEREBY AMENDED AND REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

            EBITDA shall mean, for the period in question, the sum of (a) the after-tax net income (or loss) of the Companies on a consolidated basis for such period determined in accordance with GAAP, plus (b) to the extent deducted in determining such after-tax net income, the sum of (i) Interest Expense during such period, plus (ii) all provisions for any federal, state, local and/or foreign income taxes made by the Companies during such period (whether paid or deferred), plus (iii) all depreciation and amortization expenses of the Companies during such period, plus (iv) any extraordinary losses during such period, plus (v) any losses incurred in connection with the repayment in full on or about the date hereof of the Companies' obligations owing to LLCP, including accrued interest, fees and costs in connection therewith, plus (vi) any losses from the sale or other disposition of property other than in the ordinary course of business during such period, plus (vii) all non-cash expenses during such period arising from the use of capital stock of Parent to pay compensation minus (c) to the extent added in determining such after-tax net income, the sum of (i) any extraordinary gains during such period, plus (ii) any gains from the sale or other disposition of property other than in the ordinary course of business during such period, plus (iii) any revenue realized by the Companies in respect of settlement payments received pursuant to that certain Settlement Agreement dated as of September 27, 2000 among certain Companies and Autoliv AB, Autoliv GmbH, Autoliv France SNC, Autoliv ASP, Inc., Autoliv North America, Inc. and Autoliv, Inc., plus (iv) any sale price adjustments made by any Company in respect of components sold pursuant to such Settlement Agreement, all determined in accordance with GAAP; provided, however, that notwithstanding the foregoing, for the fiscal quarters ending March 31, 2001 and June 30, 2001, EBITDA for such fiscal quarters shall be deemed to be $3,802,000 and $4,382,000, respectively. Notwithstanding anything set forth in the Financing Agreement to the contrary, the Companies shall be permitted to add back, in the calculation of EBITDA, any GAAP-recognized restructuring costs associated with the cost reduction plan previously delivered by the Companies to Allied (the "Restructuring Costs"), provided, however, that (i) the Companies shall only be permitted to add back Restructuring Costs to the extent they are incurred during the third quarter of fiscal year 2002, and (ii) the amount of Restructuring Costs that the Companies shall be permitted to add back in the calculation of EBITDA shall be limited to $900,000, in the aggregate.

V. AMENDMENT TO FINANCIAL COVENANTS. Paragraph 10 of Section 7 of the Financing Agreement is hereby amended and replace in its entirety by the following:

      10. Until termination of the Financing Agreement and payment and satisfaction in full of all Obligations hereunder, the Companies shall:

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      (a)not have net income (determined in accordance with GAAP but excluding from the calculation thereof any extraordinary losses resulting from the refinancing by Allied of Indebtedness owing to LLCP) for any Fiscal Quarter of less than zero, provided, however that for the Fiscal Quarter ending September 30, 2002, the Companies shall be permitted to add back Restructuring Costs in the calculation of net income, to the extent such costs are incurred during the third quarter of fiscal year 2002, in an amount not to exceed $900,000, in the aggregate.

      (b)maintain at the end of each Fiscal Quarter a consolidated Fixed Charge Coverage Ratio of the Companies for the four consecutive Fiscal Quarter period then ended of not less than the following:

            Fiscal Quarter ended 9/30/02 - 1.025:1.00
            Fiscal Quarter ended 12/31/02 - 1.125:1.00
            Fiscal Quarter ended 3/31/03 - 1.15:1.00
            Fiscal Quarter ended 6/30/03 and thereafter - 1.20:1.00

      (c)maintain, on a cumulative basis, at the end of each Fiscal Quarter for the prior four Fiscal Quarter period then ended, EBITDA on a consolidated basis of at least the following amounts:

            Fiscal Quarter ended 9/30/02 - $12,000,000
            Fiscal Quarter ended 12/31/02 - $13,250,000
            Fiscal Quarter ended 3/31/03 - $13,750,000
            Fiscal Quarter ended 6/30/03 and thereafter - $14,000,000

      (d) maintain at the end of each month EBITDA on a consolidated basis of at least $500,000.

      (e)maintain, at the end of each Fiscal Quarter for the prior four Fiscal Quarter period then ended, a ratio of Indebtedness to EBITDA, on a consolidated basis, of not more than the following amounts.

            Fiscal Quarter ended 9/30/02 - 6.10:1.00
            Fiscal Quarter ended 12/31/02 - 5.60:1.00
            Fiscal Quarter ended 3/31/03 - 5.40:1.00
            Fiscal Quarter ended 6/30/03 and thereafter - 4.00:1.00

      (f)maintain, at the end of each Fiscal Quarter for the prior four Fiscal Quarter period then ended, an Interest Coverage Ratio of at least the following amounts.

            Fiscal Quarter ended 9/30/02 - 1.65:1.00
            Fiscal Quarter ended 12/31/02 - 1.90:1.00
            Fiscal Quarter ended 3/31/03 - 1.95:1.00
            Fiscal Quarter ended 6/30/03 and thereafter - 2.00:1.00

VI. AMENDMENT TO PARAGRAPH 11 (CAPITAL EXPENDITURES) TO SECTION 7. Paragraph 11 of Section 7 of the Financing Agreement is hereby amended and replaced by the following:

      Without the prior written consent of CITBC, the Companies will not and will not permit any of their subsidiaries to:

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      (a) enter into any Operating Lease (other than with respect to real property) if after giving effect thereto the aggregate obligations with respect to Operating Leases of the Companies during any Fiscal Year would exceed $800,000;

      (b)make any ASD Capital Expenditure or enter into any ASD Capitalized Lease Obligation, if the sum of (i) the aggregate amount of all ASD Capital Expenditures (including the ASD Capital Expenditure in question) made by the Companies and their Subsidiaries during such fiscal quarter period of the Companies ending as of the dates set forth below, plus (ii) the aggregate amount of all ASD Capitalized Lease Obligations (including the ASD Capitalized Lease Obligation in question) made or required to be made by the Companies and their Subsidiaries during such fiscal quarter period of the Companies ending as of the dates set forth below, would exceed the amount set forth below opposite each such date:

            Fiscal Quarter ended 9/30/02 - $300,000
            Fiscal Quarter ended 12/31/02 - $300,000
            Fiscal Quarter ended 3/31/03 - $300,000
            Fiscal Quarter ended 6/30/03 and thereafter - $150,000;

      (c)make any Capital Expenditure or enter into any capitalized lease, if the sum of (i) the aggregate amount of all Capital Expenditures (including the Capital Expenditure in question) made by the Companies and their Subsidiaries during each four (4) consecutive fiscal quarter period of the Companies ending as of the dates set forth below, other than ASD Capital Expenditures, plus (ii) the aggregate amount of all capitalized lease obligations (including the capitalized lease in question) made or required to be made by the Companies and their Subsidiaries during each such four (4) consecutive fiscal quarter period of the Companies ending as of the dates set forth below, other than ASD Capitalized Lease Obligations, would exceed the amount set forth below opposite each such date:

            Fiscal Quarter ended 9/30/02 - $3,000,000
            Fiscal Quarter ended 12/31/02 - $3,500,000
            Fiscal Quarter ended 3/31/03 - $3,750,000
            Fiscal Quarter ended 6/30/03 and thereafter - $3,850,000;

      (d) make any DCI Capital Expenditures; or

      (e) incur any DCI Capitalized Lease Obligations.

VII. CONFIRMATION OF GUARANTY. The Companies, as Guarantors, hereby confirm that the Guaranty, dated December 30, 1999, executed by the Guarantors in favor of CITBC guarantying the repayment of the Obligations remains in full force and effect notwithstanding this Amendment and Waiver.

VIII. GENERAL TERMS.

      1. To the extent any of the terms and provision of the Financing Agreement and/or the Loan Documents conflict or are inconsistent with the terms hereof, the terms of this Amendment and Waiver shall govern.

      2. The effectiveness of this Amendment and Waiver is conditioned upon receipt by CITBC of:

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   (a) an executed counterpart of this Amendment and Waiver executed by the
      Companies.

   (b) an executed counterpart of an amendment and waiver substantively identical to this Amendment and Waiver executed by the Companies and Allied Capital Corporation with respect to the loan documents between such parties.

   (c) payment of a non-refundable fee of $45,000 which shall be paid as a loan advance under the Financing Agreement.

   (d) payment in full of all fees and expenses of CITBC incurred in connection with this Amendment and Waiver.

   3. This Amendment and Waiver may be executed in two (2) or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one (1) agreement, and shall become effective when copies hereof which, when taken together, bear the original signatures of each of the parties hereto are delivered to CITBC.

Except as set forth herein no other waiver, consent or change in the terms or provisions of the Financing Agreement or any other Loan Document is intended or implied. By execution hereof, the Companies represent and warrant to CITBC that no material adverse change has occurred in the financial condition, business, prospects, profits, operations or assets of the Companies since June 30, 2002. If the foregoing is in accordance with your understanding, please so indicate by signing and returning the enclosed copy of this Waiver.


                                    Very truly yours,

                                    THE CIT GROUP/BUSINESS CREDIT, INC.

                                    By: /s/ James Karnowski
                                        ------------------------------

                                    Title: Vice President
                                        ------------------------------

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AGREED:

SIMULA, INC.,
an Arizona corporation

By: /s/ Bradley P. Forst
    ----------------------------

Title: President and CEO
       -------------------------

SAI CAPITAL CORP., f/k/a
SIMULA ARTCRAFT INDUSTRIES, INC.,
an Arizona corporation

By: /s/ Benjamin G. Clark
    ----------------------------

Title: President
       -------------------------


AI CAPITAL CORP. ,
an Arizona corporation

By: /s/ Benjamin G. Clark
    ----------------------------

Title: President
       -------------------------


SIMULA TRANSPORTATION EQUIPMENT CORPORATION, an Arizona corporation

By: /s/ Benjamin G. Clark
    ----------------------------

Title: President
       -------------------------


INTERNATIONAL CENTER FOR
SAFETY EDUCATION, INC.,
an Arizona corporation

By: /s/ Benjamin G. Clark
    ----------------------------

Title: Secretary
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SIMULA AUTOMOTIVE SAFETY
DEVICES, INC.,
an Arizona corporation

By: /s/ Benjamin G. Clark
    ----------------------------

Title: Secretary
       -------------------------


SIMULA COMPOSITES
CORPORATION,
an Arizona corporation

By: /s/ Benjamin G. Clark
    ----------------------------

Title: President
       -------------------------

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SIMULA POLYMER SYSTEMS, INC.,
an Arizona corporation

By: /s/ Benjamin G. Clark
    ----------------------------

Title: Secretary
       -------------------------


SIMULA SAFETY SYSTEMS, INC.,
an Arizona corporation

By: /s/ Benjamin G. Clark
    ----------------------------

Title: Assistant Secretary
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SIMULA TECHNOLOGIES, INC..
an Arizona corporation

By: /s/ Benjamin G. Clark
    ----------------------------

Title: Secretary
       -------------------------


SIMULA AUTOMOTIVE SAFETY
DEVICES, LIMITED,
an Arizona corporation

By: /s/ Benjamin G. Clark
    ----------------------------

Title: Secretary
       -------------------------


CCEC CAPITAL CORP.,
an Arizona corporation

By: /s/ Benjamin G. Clark
    ----------------------------

Title: President
       -------------------------

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